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                                                                   EXHIBIT 10.84

                       Shareholder's Voting Rights Proxy Agreement-Participation
                                                Letter of Shanghai Perfect Media

                   ACKNOWLEDGEMENT LETTER FOR PARTICIPATION OF
                   SHAREHOLDERS' VOTING RIGHTS PROXY AGREEMENT

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., (registered address: Room
1003 F, No.1027, Changning Road, Changning District, Shanghai) and JIMMY WEI YU (Identity Card Number: 310106731015081) (hereinafter the "PARTICIPATING SHAREHOLDER"), and SHANGHAI PERFECT MEDIA ADVERTISING AGENCY CO., LTD. (registered address: No. 4278 Zhennan Road, Shanghai) (hereinafter the "PARTICIPATED TARGET COMPANY"), as independent party, hereby agree to participate in the Shareholders' Voting Rights Proxy Agreement among Focus Media Technology (Shanghai) Co., Ltd. (hereinafter "FOCUS MEDIA TECHNOLOGY"), Shanghai Focus Media Advertisement Co., Ltd. and other relevant parties (hereinafter the "PROXY AGREEMENT") dated March 28 2005. Participating Shareholder and Participated Target Company agree to entrust the Trustees designated by Focus Media Technology to exercise the voting rights in Participated Target Company in respect of 100% of the equity interest in the registered capital of Participated Target Company held by the Participating Shareholder as of the date of this Acknowledgement Letter, on behalf of Participating Shareholder.

Once this Acknowledgement Letter is executed by the Participating Shareholder and Participated Target Company, Participating Shareholder and Participated Target Company shall be deemed to have made the same undertakings and warranties with those of the Shareholders and Target Companies under the Proxy Agreement (to the extent that is related and applicable to Participating Shareholder and Participated Target Company), agreed to respectively perform the obligations of the Shareholders and Target Companies stipulated in the Proxy Agreement (to the extent that is related and applicable to Participating Shareholder and Participated Target Company), and acknowledged the rights and obligations of the Parties under the Proxy Agreement.

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                       Shareholder's Voting Rights Proxy Agreement-Participation
                                                Letter of Shanghai Perfect Media

                                [EXECUTION PAGE]

SHANGHAI FOCUS MEDIA ADVERISEMENT CO., LTD.
(Company chop)

Signature by:    /s/ Jason Nanchun Jiang
              -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

JIMMY WEI YU

Signature by:    /s/ Jason Nanchun Jiang
              -----------------------------
Date: May 22, 2006

SHANGHAI PERFECT MEDIA ADVERTISING AGENCY CO., LTD.
(Company chop)

Signature by:    /s/ Jason Nanchun Jiang
              -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD.
(Company chop)

Signature by:    /s/ Jason Nanchun Jiang
              -----------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative
Date: May 22, 2006